Exhibit 24

NOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Andre Agapov and Gary Warneke, and each of them with full power to act alone, his or her true and lawful attorneys and agents in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable Rusoro Mining Ltd. (the “Company”) to comply with the United States Securities Act of 1933, as amended (the “Act”) and any rules, regulations and requirements of the United States Securities and Exchange Commission (the “SEC”) in respect thereof in connection with the registration of common shares in the capital of the Company (the “Common Shares”) to be issued in exchange for all Class A common shares and equity units of Gold Reserve Inc. including specifically, but without limiting the generality of the foregoing, the power and authority to sign on the undersigned’s behalf as a Director of the Company one or more Registration Statements of the Company on Form F-10 (or any comparable form or forms) (“Registration Statements”) pursuant to the Act, as determined upon the advice of counsel to be filed with the SEC in respect of the Common Shares, and to any and all amendments or supplements (including, but not limited to, post-effective amendments) to the Registration Statements as may be required, and the undersigned Director hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 8th day of December, 2008.

/s/Vladamir Agapov
Vladamir Agapov, Chairman and Director

NOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Andre Agapov and Gary Warneke, and each of them with full power to act alone, his or her true and lawful attorneys and agents in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable Rusoro Mining Ltd. (the “Company”) to comply with the United States Securities Act of 1933, as amended (the “Act”) and any rules, regulations and requirements of the United States Securities and Exchange Commission (the “SEC”) in respect thereof in connection with the registration of common shares in the capital of the Company (the “Common Shares”) to be issued in exchange for all Class A common shares and equity units of Gold Reserve Inc. including specifically, but without limiting the generality of the foregoing, the power and authority to sign on the undersigned’s behalf as a Director, Officer, or in any capacity, of the Company one or more Registration Statements of the Company on Form F-10 (or any comparable form or forms) (“Registration Statements”) pursuant to the Act, as determined upon the advice of counsel to be filed with the SEC in respect of the Common Shares, and to any and all amendments or supplements (including, but not limited to, post-effective amendments) to the Registration Statements as may be required, and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 12th day of December, 2008.

/s/Andre Agapov
Andre Agapov, Chief Executive Officer
and Director

NOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Andre Agapov and Gary Warneke, and each of them with full power to act alone, his or her true and lawful attorneys and agents in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable Rusoro Mining Ltd. (the “Company”) to comply with the United States Securities Act of 1933, as amended (the “Act”) and any rules, regulations and requirements of the United States Securities and Exchange Commission (the “SEC”) in respect thereof in connection with the registration of common shares in the capital of the Company (the “Common Shares”) to be issued in exchange for all Class A common shares and equity units of Gold Reserve Inc. including specifically, but without limiting the generality of the foregoing, the power and authority to sign on the undersigned’s behalf as a Director of the Company one or more Registration Statements of the Company on Form F-10 (or any comparable form or forms) (“Registration Statements”) pursuant to the Act, as determined upon the advice of counsel to be filed with the SEC in respect of the Common Shares, and to any and all amendments or supplements (including, but not limited to, post-effective amendments) to the Registration Statements as may be required, and the undersigned Director hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th day of December, 2008.

/s/George Salamis
George Salamis, President and Director

NOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Andre Agapov and Gary Warneke, and each of them with full power to act alone, his or her true and lawful attorneys and agents in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable Rusoro Mining Ltd. (the “Company”) to comply with the United States Securities Act of 1933, as amended (the “Act”) and any rules, regulations and requirements of the United States Securities and Exchange Commission (the “SEC”) in respect thereof in connection with the registration of common shares in the capital of the Company (the “Common Shares”) to be issued in exchange for all Class A common shares and equity units of Gold Reserve Inc. including specifically, but without limiting the generality of the foregoing, the power and authority to sign on the undersigned’s behalf as a Director of the Company one or more Registration Statements of the Company on Form F-10 (or any comparable form or forms) (“Registration Statements”) pursuant to the Act, as determined upon the advice of counsel to be filed with the SEC in respect of the Common Shares, and to any and all amendments or supplements (including, but not limited to, post-effective amendments) to the Registration Statements as may be required, and the undersigned Director hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 10th day of December, 2008.

/s/Jay Kaplowitz
Jay Kaplowitz, Director

NOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Andre Agapov and Gary Warneke, and each of them with full power to act alone, his or her true and lawful attorneys and agents in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable Rusoro Mining Ltd. (the “Company”) to comply with the United States Securities Act of 1933, as amended (the “Act”) and any rules, regulations and requirements of the United States Securities and Exchange Commission (the “SEC”) in respect thereof in connection with the registration of common shares in the capital of the Company (the “Common Shares”) to be issued in exchange for all Class A common shares and equity units of Gold Reserve Inc. including specifically, but without limiting the generality of the foregoing, the power and authority to sign on the undersigned’s behalf as a Director of the Company one or more Registration Statements of the Company on Form F-10 (or any comparable form or forms) (“Registration Statements”) pursuant to the Act, as determined upon the advice of counsel to be filed with the SEC in respect of the Common Shares, and to any and all amendments or supplements (including, but not limited to, post-effective amendments) to the Registration Statements as may be required, and the undersigned Director hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th day of December, 2008.

/s/Gordon Keep
Gordon Keep, Director

NOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Andre Agapov and Gary Warneke, and each of them with full power to act alone, his or her true and lawful attorneys and agents in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable Rusoro Mining Ltd. (the “Company”) to comply with the United States Securities Act of 1933, as amended (the “Act”) and any rules, regulations and requirements of the United States Securities and Exchange Commission (the “SEC”) in respect thereof in connection with the registration of common shares in the capital of the Company (the “Common Shares”) to be issued in exchange for all Class A common shares and equity units of Gold Reserve Inc. including specifically, but without limiting the generality of the foregoing, the power and authority to sign on the undersigned’s behalf as a Director of the Company one or more Registration Statements of the Company on Form F-10 (or any comparable form or forms) (“Registration Statements”) pursuant to the Act, as determined upon the advice of counsel to be filed with the SEC in respect of the Common Shares, and to any and all amendments or supplements (including, but not limited to, post-effective amendments) to the Registration Statements as may be required, and the undersigned Director hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 6th day of December, 2008.

/s/Dimitry Ushakov
Dimitry Ushakov, Director

NOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Andre Agapov and Gary Warneke, and each of them with full power to act alone, his or her true and lawful attorneys and agents in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable Rusoro Mining Ltd. (the “Company”) to comply with the United States Securities Act of 1933, as amended (the “Act”) and any rules, regulations and requirements of the United States Securities and Exchange Commission (the “SEC”) in respect thereof in connection with the registration of common shares in the capital of the Company (the “Common Shares”) to be issued in exchange for all Class A common shares and equity units of Gold Reserve Inc. including specifically, but without limiting the generality of the foregoing, the power and authority to sign on the undersigned’s behalf as a Director of the Company one or more Registration Statements of the Company on Form F-10 (or any comparable form or forms) (“Registration Statements”) pursuant to the Act, as determined upon the advice of counsel to be filed with the SEC in respect of the Common Shares, and to any and all amendments or supplements (including, but not limited to, post-effective amendments) to the Registration Statements as may be required, and the undersigned Director hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 10th day of December, 2008.

/s/Abraham Stein
Abraham Stein, Director

NOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Andre Agapov and Gary Warneke, and each of them with full power to act alone, his or her true and lawful attorneys and agents in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable Rusoro Mining Ltd. (the “Company”) to comply with the United States Securities Act of 1933, as amended (the “Act”) and any rules, regulations and requirements of the United States Securities and Exchange Commission (the “SEC”) in respect thereof in connection with the registration of common shares in the capital of the Company (the “Common Shares”) to be issued in exchange for all Class A common shares and equity units of Gold Reserve Inc. including specifically, but without limiting the generality of the foregoing, the power and authority to sign on the undersigned’s behalf as a Director of the Company one or more Registration Statements of the Company on Form F-10 (or any comparable form or forms) (“Registration Statements”) pursuant to the Act, as determined upon the advice of counsel to be filed with the SEC in respect of the Common Shares, and to any and all amendments or supplements (including, but not limited to, post-effective amendments) to the Registration Statements as may be required, and the undersigned Director hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 8th day of December, 2008.

/s/John Reynolds
John Reynolds, Director

NOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Andre Agapov and Gary Warneke, and each of them with full power to act alone, his or her true and lawful attorneys and agents in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable Rusoro Mining Ltd. (the “Company”) to comply with the United States Securities Act of 1933, as amended (the “Act”) and any rules, regulations and requirements of the United States Securities and Exchange Commission (the “SEC”) in respect thereof in connection with the registration of common shares in the capital of the Company (the “Common Shares”) to be issued in exchange for all Class A common shares and equity units of Gold Reserve Inc. including specifically, but without limiting the generality of the foregoing, the power and authority to sign on the undersigned’s behalf as a Director of the Company one or more Registration Statements of the Company on Form F-10 (or any comparable form or forms) (“Registration Statements”) pursuant to the Act, as determined upon the advice of counsel to be filed with the SEC in respect of the Common Shares, and to any and all amendments or supplements (including, but not limited to, post-effective amendments) to the Registration Statements as may be required, and the undersigned Director hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 6th day of December, 2008.

/s/Peter Hediger
Peter Hediger, Director